Future Minimum Time Charter Revenue (Tables)	12 Months Ended
Dec. 31, 2020
Future Minimum Time Charter Revenue
Future Minimum Time Charter Revenue
The future minimum time charter revenue, net of commissions, based on vessels committed to non-cancellable time charter contracts (including fixture recaps) as of December 31, 2020, is as follows:

December 31,
2021	$78,235
2022	35,541
2023	29,449
2024	28,856
2025	21,476
Thereafter	49,725
Total	$243,282